Agreement for sale and purchase of shares

AN AGREEMENT dated this 20th day of December 1994

PARTIES:

(1) MICHAEL BRIAN RIDGWAY of Auckland, Company Director [hereinafter called the "Vendor"]

(2) BROCKER INVESTMENTS (NZ) LIMITED at Whangarei [hereinafter called "the Purchaser"]

RECITALS:

A SEALCORP COMPUTER PRODUCTS LIMITED at Auckland (the "Company") is a duly incorporated private company having an issued capital of $100,000.00 divided into 100,000 fully paid ordinary shares of ONE DOLLAR ($1.00) each.

B The Vendor is the beneficial owner of 33,000 ordinary ONE DOLLAR ($1.00) shares in the capital of the Company (the said shares referred to herein as the "Shares").

C The Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor 32,999 of the Shares in the capital of the Company for the consideration and upon the terms and conditions contained in this Agreement.

TERMS OF THIS AGREEMENT:

1    Definitions

1.1 In this Agreement and each Schedule hereto unless inconsistent with the context, the following terms shall have the following meanings:

     "this Agreement" means this Agreement and the Schedule attached.

     "Security Interest" means any mortgage, debenture, charge (whether fixed or floating or both), pledge, lien, right to equitable interest in or other encumbrance (other than any lien of encumbrance arising by operation of law) over or affecting the Shares.


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     "Interest  Rate" means a rate of interest  calculated  by taking the 90 day prime commercial bill rate on the relevant day or the nearest business day and adding an additional 6%.

     "Settlement Date" means 5.00 pm on the 31st day of January of 1996.

     "Share Purchase Price" means "the Total Purchase Price" (as hereinafter defined) divided by the company's issued capital of $100,000.00 multiplied by the number of shares namely 32,999.

     "Total Purchase Price" means the amount calculated by multiplying the audited after tax profits of the company for the year ending 31st March 1995 by 3.75 or the sum of $2,500,000.00 whichever is the greater.

2    Interpretation

In this Agreement:

2.1  References:  Unless  otherwise  stated  a  reference  to a  clause  or to a
     Schedule is to a clause in, or a Schedule to, this Agreement.

2.2 Plurals: Words importing the singular shall include the plural and vice versa.

2.3  Writing:  Expressions  referring to writing shall be construed as including
     references  to  words  printed,   typewritten,   telexed,  lithographed  or
     otherwise traced, copied or reproduced.

2.4 Currency: Unless otherwise stated, references to dollars and "$" are references to the lawful currency of New Zealand.

3    Execution

This Agreement may be executed:

3.1 In two or more counterparts all of which shall be deemed originals but which together constitute one and the same instrument.

3.2 By facsimile copies signed by the parties provided that forthwith after transmission of the executed Agreement such party will forward to the other the original executed copies for the purpose of forming the counterparts referred to in 3.1 above.

4    Sale and purchase of shares

4.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations, warranties and agreements contained within it, the Purchaser agrees to


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     purchase from the Vendor and the Vendor agrees to sell to the Purchaser the
     Shares for the Share Purchase Price.

4.2 As at the settlement date the company will cause to be prepared company accounts and for such accounts to be audited by the auditors. The purchase price shall be ascertained from the audited accounts in the manner set out in clause 1. 1.

4.3  Accounting standards

     If a difference of opinion arises between the vendor and the purchaser as to whether or not an accounting principle, standard or practice adopted in the preparation of the settlement accounts is generally accepted in New Zealand at the date thereof then the difference of opinion in question shall be referred for arbitration to the President of the New Zealand Society of Accountants for the time being or his nominee whose decision shall be final. The accounting principle standard or practice determined in accordance with the arbitration as being generally accepted in New Zealand at the date thereof shall be adopted by the parties for the purposes of the settlement accounts. Pending the determination of the arbitration on any such difference of opinion the parties shall in accordance with clause 4.4 include in the provisional settlement accounts an amount in respect of any item which may be affected by the difference of opinion.

4.4  Dispute in respect of settlement accounts

     If the parties are unable to reach full agreement on the audit of the settlement accounts within the time period specified in clause 4.3 they shall forthwith at the expiry of that time period provide the auditors with full details of all matters in dispute between them and stating the amount that party considers should be included or allowed in the settlement accounts and thereupon the auditors shall complete the settlement accounts with an audit certificate qualified in respect of the amounts in dispute and shall refer the amounts in dispute to the parties for agreement and in such event the settlement accounts shall be referred to as the "provisional settlement accounts". For the purpose of such provisional settlement accounts any particular liability, accrual or provision shall be included in the provisional settlement accounts at the higher of each party's opinion of the amount of such liability accrual or provision and any particular asset shall be included at the lower of each party's opinion of the amount of such asset. For the purposes of clauses 4. 1 and 4.5 the difference between each such amount shall be referred to as a "disputed amount".

4.5  Arbitrator

     The parties shall use their best endeavours to reach agreement on all disputed amounts within fourteen (14) days of the receipt by the parties of the provisional settlement accounts but failing agreement the disputed amounts shall be referred to such arbitrator as is agreed by the parties within the same period of fourteen (14) days it being the


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     intention of the parties  that at the same time as they  endeavour to reach agreement they also endeavour to agree on an arbitrator as a precautionary measure. Failing agreement by them within fourteen (14) days on all the disputed amounts and on an arbitrator then the disputed amounts shall be referred to such arbitrator as is appointed by the President of the New Zealand Society of Accountants and the decision of such arbitrator as to the disputed amounts shall be final and binding on the parties. The parties shall take all reasonable steps to expedite such arbitration.

5    Settlement

5.1 Settlement of the sale and purchase of the Shares shall be effected on the Settlement Date and shall take place at the offices of Thorne Dallas & Partners, Solicitors, Whangarei..

5.2 Delivery of Documents: Upon receipt of the Share Purchase Price the Vendor shall deliver to the Purchaser:

     (a) The share certificate or certificates for the Shares (if such certificate exist).

     (b) Duly executed transfers of the Shares in favour of the Purchaser or any nominee or nominees of the Purchaser in registrable form; and

     (c) All other documents listed below, the form and content of such documents to have been previously agreed between the Vendor and the Purchaser where appropriate:

          (i) A waiver signed by the shareholders of the Company waiving all rights of pre-emption conferred on them by the Articles of Association of the Company in respect of the transfer of all of the Shares.

          (ii) A resolution of the Directors of the Company approving the transfers of the Shares and directing that upon presentation of those transfers duly executed the name of the Purchaser and/or its nominees (as the case may be) be entered in the register as members of the Company in respect of the said shares.

          (iii)Evidence  of  the  release  of  the  Shares  from  all   Security
               Interests over them (if any).

5.3  On payment of the Share Purchase Price the Vendor shall also deliver to the
     Purchaser:

     (a) Effective resolutions of the shareholders of the Company appointing such persons as Directors and Secretary of the Company as the Purchaser may notify, such appointments to be effective from the Settlement Date.


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     (b)  Such  effective  resolutions  of the Company  altering its Articles of
          Association as the Purchaser may reasonably require.

     (c)  The  Memorandum   and  Articles  of   Association,   Certificates   of
          Incorporation, Minute Books and all other books, documents, debentures, mortgages, agreements, registers, common seals, accounts, records, keys and papers belonging to or held by the Company, or (in the case of documents, debentures, mortgage agreements and papers) to which the Company is a party.

     (d) The Company's copy of all documents of title, leases of premises and/or plant and vehicle and of all hire purchase agreements and charges (to the extent such items have not already been made available under subclause (c) above).

     (e) Any licences, distributorship, agency and like agreements under which the Company sells or manufactures any products or applies any design or trade mark thereto (to the extent such items have not already been made available under subclause (c) above).

     (f) Certificates of registration and renewals of trade marks, registered designs and patents, if any, held by the Company and copies of all licences and registered user agreements relating to trade marks, registered designs and patents (to the extent such items have not already been made available under subclause (c) above).

6    Payment

6.1 The Share Purchase Price shall be satisfied by the Purchaser granting in favour of the vendor a mortgage of shares in the form attached.

7    Default interest

7.1 If (save for the default of the Vendor) any portion of the money payable to the Vendor pursuant to this Agreement shall not be paid on the Settlement Date then the Purchaser shall pay to the Vendor interest on such moneys in respect of which default has been made at the Interest Rate, for the period from and including the Settlement Date until the relevant amount in respect of which such default has been made and all interest thereof has been paid in full. Such interest shall be calculated on a daily basis, and shall be payable without prejudice to any of the Vendor's rights and remedies under this Agreement or otherwise howsoever.

8    Representation and warranties

The Vendor warrants with the Purchaser that:


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8.1  Authority: The Vendor has full corporate power and authority to execute and deliver this Agreement and to fulfil its obligations hereunder.

8.2 Ownership: The Vendor is the beneficial owner of the Shares in the capital of the Company.

8.3 No security interests: As at Settlement Date, the Shares will be held by the Vendor free and clear of all Security Interests.

8.4 No options: The Vendor will not prior to settlement grant to any person under any contract or agreement a right or option for such person to take shares in the capital of the Company.

8.5 No assets: The Vendor does not directly or indirectly own, nor is beneficially entitled to, any of the assets normally employed in the day to day operation of the business of the Company.

8.6 Inter-company debts: As at Settlement Date the Vendor will have repaid to the Company any and all outstanding inter-company indebtedness, other than such debts as may occur during or arise out of the normal course of business, and that no such debts will be owing by the Company to the Vendor.

9    Undertakings on conduct of business

9.1 Until Settlement Date or the termination of this Agreement, whichever is the earlier, the Vendor undertakes to the Purchaser that it will use its best endeavours as a shareholder of the Company to ensure that the Company does not:

     (a) Enter into any further significant obligations or contracts other than those previously approved in writing by the Purchaser; or

     (b) Create any further mortgage, charge or otherwise encumber its assets or any of them; or

     (c) Pay any dividend or make any other distribution to any shareholder from the Company's profits in respect of the issue capital of the Company;

     (d) Do anything nor pass any resolution which may defeat or prejudice the provisions of this Agreement; or

     (e)  Alter  its  Memorandum  or  Articles  of  Association   prior  to  the
          Settlement Date

     PROVIDED THAT the Purchaser hereby acknowledges and agrees that the Vendor, as a shareholder in the Company, cannot, and does not seek to, usurp to the shareholders


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     of the Company the day to day  management and control of the Company vested in the directors of the Company under and by virtue of the Articles of Association of the Company and at common law. The Purchaser therefore agrees that the Vendors undertakings in this clause of this Agreement do not extend to commitments, acts or omissions properly in the domain of the directors of the Company and carried out in the normal course of business of the Company up to and including the Settlement Date.

10   Conditions precedent to agreement

10.1 The creation of the contractual obligations represented by this Agreement are subject to the Vendor obtaining all necessary approvals, releases and consents to enable it to sell and pass good clear title to the Shares free of any and all Security Interest at or before 5 pm on the [tenth] business day after the date of this Agreement including:

     (a) Consents: The consent of any and of all of the Company's mortgages or chargeholders, if necessary, to the sale of the Shares.

     (b) The execution of a waiver of pre-emptive rights, under the Articles of the Company by the parties thereto, such waiver to be for the transaction in this Agreement.

11   Conditions precedent to settlement

11.1 The obligations of the Vendor to complete settlement of the transaction contained and contemplated under this Agreement are subject to the satisfaction of the following conditions precedent, namely, the procurement of unconditional releases of all guarantees, indemnities, or assurances or like kind given by the Vendor in respect of any obligation of the Company, prior to the date specified in clause 10.

12   Waiver of conditions

12.1 In the event that any of the conditions contained in clauses 10 and 11 are not satisfied on or prior to the dates stipulated then either party (in the case of clause 10) or the Vendor (in the case of clause 11) shall have the right to terminate this Agreement and no party shall have any claim against the other, other than claims arising out of the obligations in clause 15. Either party may choose to waive its right to insist on the satisfaction of any one or more of the conditions precedent, and in the event that both parties waive any one or more of the conditions precedent in clause 10, or the Vendor waives the requirement of satisfaction of a condition precedent in clause 11, then any such waived condition precedent shall be deemed to be satisfied on the date of waiver.

13   Effect of termination


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13.1 In the event of termination  of this  Agreement  pursuant to clause 12 this
     Agreement shall thereafter become void and except as provided in clause 15 shall have no effect and none of the parties to this Agreement shall have any liability to any of the other parties except that nothing in this clause shall relieve any party from liability for any breach of this Agreement prior to such termination. No party shall in any event be liable to any other party for loss of anticipated profits from the transactions contemplated by this Agreement or any other consequential damages arising out of the termination of this Agreement.

14   No assignment

14.1 Neither party to this Agreement shall have the right to assign its benefits under this Agreement to any third party. This clause shall not operate to prevent a party assigning to a subsidiary or associated company within its group, nor to prevent it assigning pursuant to a corporate reconstruction.

15   Publicity -- confidentiality

15.1 Except as required by law and the Rules of the New Zealand Stock Exchange, no announcement shall be made by the Vendor or the Purchaser as to the subject matter or terms of this Agreement except at such time and in such form and manner as they shall agree.

15.2 In the event that the sale of the Shares does not proceed the Purchaser covenants not to disclose whether directly or indirectly any information relating to the Company and its business without the prior written consent of the Vendor. Any such disclosure that is detrimental to the business of the Company shall be actionable by the Company and the Vendor and a benefit is hereby conferred on the Company under the Contracts (Privity) Act 1986 for this purpose.

16   Merger

16.1 Notwithstanding any rule of law to the contrary, none of the representations, undertakings, warranties and covenants contained in this Agreement shall merge or be extinguished upon settlement, but shall continue to remain in full force and effect.

17   Payment of expenses

17.1 Each party will pay all fees and expenses incurred by it in connection with this Agreement and the transactions contemplated in this Agreement.

18   Entire agreement, amendments and waivers


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18.1 This Agreement (and any schedules to it) constitutes  the entire  agreement between the parties and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether oral or written, of the parties. The Vendor makes the representations and warranties set forth in clause 8 and no others. Any and all implied warranties are expressly excluded. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the parties to this Agreement. The Vendor and/or the Purchaser may, at its or their option, waive in writing any or all of the conditions in this Agreement to which its or their obligations are subject. No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

19   Headings, table of contents

19.1 The headings and the table of contents are inserted for convenience and reference only and shall not affect the meaning or interpretation of this Agreement.

20   Severability

20.1 In the event that any one or more of the provisions contained this Agreement shall for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement or any other such instrument.

21.  Re-Registration

     Forthwith after the company is re-registered under the Companies Act 1993 in consideration of the sum of $1.00 to be paid by the purchaser to the vendor the vendor shall transfer to the purchaser the vendor's one remaining share.



SIGNED by the said MICHAEL BRIAN  )                    /s/ MICHAEL BRIAN RIDGWAY
RIDGWAY in the presence of [ILLEGIBLE]                 -------------------------
Witness:  [ILLEGIBLE]
Occupation: PA to Managing Director
Address: 20 Auckland Rd
         St. Helens, AK.

THE COMMON SEAL of               )
BROCKER INVESTMENTS (NZ)         )



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                                                       [SEAL]


LIMITED was hereunto affixed
in the presence of:

 /s/ Ean Innes Brown               Geoffrey Peniston Elliot Clarkson
 -------------------               (Director) by his attorney Ean Innes
                                   Brown

 /s/Melody de Brocas               Melody de Brocas (Secretary) by her
 -------------------               attorney Stephen Wayne Perkinson




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